UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2022 (January 3, 2022)

ASGN Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-35636	95-4023433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4400 Cox Road, Suite 110
Glen Allen, Virginia 23060
(Address, including zip code, of Principal Executive Offices)
(888) 482-8068
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	ASGN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2022, ASGN Incorporated (the “Company”) entered into a transition agreement (the “Transition Agreement”) with George Wilson, President of ECS Federal, LLC (“ECS”), the Company’s Federal Government segment. Pursuant to the Transition Agreement, (i) Mr. Wilson will no longer serve as President of ECS and will continue his employment through April 3, 2022 as Executive Advisor; (ii) as Executive Advisor Mr. Wilson will be eligible to receive a monthly salary of $10,000 and will not be eligible to receive a bonus for 2022; (iii) Mr. Wilson’s 2020 and 2021 annual time-vesting RSU grants will be canceled and forfeited; and (iv) Mr. Wilson will no longer be eligible to receive severance under his Employment and Non-Competition Agreement, dated as of January 31, 2018, or the Company’s Amended and Restated Change in Control Severance Plan. However, per the terms of an RSU retention award granted to him on April 2, 2018, due to his successful implementation of a succession plan, the remaining unvested RSUs from that grant will vest in full on April 3, 2022. Further, per the Transition Agreement, Mr. Wilson’s 2020 and 2021 Company performance-based restricted stock unit awards will remain outstanding and eligible to vest based on achievement of the performance goals on a pro rata basis that reflects his time served as President of ECS.

On the close of business on April 3, 2022, Mr. Wilson will retire from employment with the Company.

Item 8.01 Other Events.

On January 3, 2022, the Company issued a press release announcing Mr. Wilson’s transition to Executive Advisor. A copy of this press release is furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release of ASGN Incorporated dated January 3, 2022
104.1	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASGN Incorporated

/s/ Jennifer Hankes Painter
Date: January 4, 2022	Jennifer Hankes Painter
SVP, Chief Legal Officer and Secretary